SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 23, 2000


                          ONE LIBERTY PROPERTIES, INC.
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)


           Maryland                     0-11083                    13-3147497
        ----------------------------------------------------------------------
       (State or other          (Commission file No.)           (IRS Employer
        jurisdiction of                                          I.D. No.)
        incorporation)


        60 Cutter Mill Road, Suite 303, Great Neck, New York          11021
        -------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip code)

        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated August 23, 2000 (filed with the Securities and Exchange Commission on August 28, 2000), as set forth in the pages attached hereto.

Item 7.  Financial Statements and Exhibits

(a) and (b)  Financial Statements of Properties Acquired and Pro Forma
             inancial Statements


Michigan Health Club Facilities
Financial Statements for the Year Ended December 31, 1999 and for the Six Month Period ended June 30, 2000 (unaudited)

Report of Independent Auditors                                             1
Statement of Revenue                                                       2
Notes to Statement of Revenue                                            3-4

One Liberty Pro Forma Consolidated Financial Statements (Unaudited)

Pro Forma Consolidated Financial Statements (Unaudited)                    5
Pro Forma Consolidated Balance Sheet (Unaudited)                           6
Pro Forma Consolidated Income Statements (Unaudited)                     7-8
Notes to Pro Forma Consolidated Balance Sheet and
 Income Statements (Unaudited)                                          9-10


(c)   Exhibits

       None


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY             By: /s/ David W. Kalish
       October 11, 2000              ------------------------------------
                                     David W. Kalish
                                     Vice President and Chief Financial Officer

10






                           Report of Independent Auditors


To the Board of Directors of
One Liberty Properties, Inc.

We have audited the accompanying statement of revenue of the properties known as Michigan Health Club Facilities located in Grand Rapids, Michigan (the "Properties"), as described in Note 1, for the year ended December 31, 1999. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of One Liberty Properties, Inc., and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue of the Properties, as described in Note 1, for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                        /S/ Ernst & Young LLP
New York, New York
September 29, 2000



                         Michigan Health Club Facilities

                              Statement of Revenue





                                                                                         Six Month
                                                                                        Period Ended
                                                               Year Ended               June 30, 2000
                                                            December 31, 1999            (Unaudited)
                                                            -----------------           -------------

Revenue:
    Rental income                                              $ 746,500                 $ 378,326
                                                               ---------                 ---------

Total Revenue                                                  $ 746,500                 $ 378,326
                                                               =========                 =========


                        See accompanying notes.

                         Michigan Health Club Facilities
                          Notes to Statement of Revenue
                      For the Year Ended December 31, 1999


1. Basis of Presentation

Presented herein is the statement of revenue related to the operation of two one-story buildings, located in Grand Rapids, Michigan (the "Properties"). The Properties were purchased by a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company") on August 23, 2000.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Properties. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

2. Use of Estimates

The preparation of a financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

3. Revenue Recognition

Rental income includes base rent that the tenant is required to pay in accordance with the terms of its leases.

                         Michigan Health Club Facilities
                          Notes to Statement of Revenue
                For the Year Ended December 31, 1999 - Continued


4. Lease Agreements

The Properties are leased under two separate noncancellable operating leases to one corporate tenant and expire in 2014, with renewal rights. The lease agreements are net lease arrangements, which requires the tenant to pay in addition to rent, all the expenses of the Properties including maintenance, taxes, utilities and insurance. The leases also provide for annual increases in the base rents based on the increase in the Consumer Price Index not to exceed 3%.

The minimum future rentals to be received under the operating leases in place at December 31, 1999, are approximately as follows:


               Year Ending December 31,
               2000                                $   748,000
               2001                                    736,000
               2002                                    736,000
               2003                                    736,000
               2004                                    736,000
               Thereafter                            6,685,000
                                                     ---------
                                                   $10,377,000


5. Contingencies

In connection with the purchase of the Properties, the Company also obtained an option to purchase a parcel of land adjacent to one of the Properties.

                          One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


The unaudited pro forma consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of June 30, 2000, has been prepared as if the Company's acquisition of Michigan Health Club Facilities (the "Properties") had been consummated on June 30, 2000. The unaudited pro forma consolidated income statements for the year ended December 31, 1999 and for the six months ended June 30, 2000, are presented as if the Company's acquisition of the Properties occurred at January 1, 1999, and the effect was carried forward through the year and six month period.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of the Properties had occurred at January 1,1999, and for the year and six months indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 1999 annual report on Form 10-K.



                          One Liberty Properties, Inc.

                Pro Forma Consolidated Balance Sheet (Unaudited)

                               As of June 30, 2000

                             (Dollars in thousands)

                                                                                                           The
                                                                 The Company        Purchase             Company
                                                                  Historical           of               Pro Forma
                                                                     (A)           Properties           as Adjusted
                                                                 -----------       ----------           -----------
Assets
Real estate investments, at cost:
    Land                                                         $   23,314       $     1,420 (B)       $   24,734
    Buildings                                                        86,746             5,680 (B)           92,426
                                                                -----------      ------------           -----------
                                                                    110,060             7,100              117,160
Less accumulated depreciation                                         5,949                 -                5,949
                                                                -----------      ------------           -----------
                                                                    104,111             7,100              111,211
Cash and cash equivalents                                             2,754              (100)(C)            2,654
Unbilled rent receivable                                              2,068                 -                2,068
Rent, interest, deposits and other receivables                        1,061                 -                1,061
Note receivable - officer                                               240                 -                  240
Investment in BRT Realty Trust (related party)                          240                 -                  240
Deferred financing costs                                              1,156                 -                1,156
Other                                                                   401                 -                  401
                                                                -----------      ------------          -----------
                                                                 $  112,031       $     7,000           $  119,031
                                                                ===========       ===========          ===========

Liabilities and stockholders' equity
Mortgages payable                                                $   59,381       $         -           $   59,381
Line of credit                                                        1,000             7,000(C)             8,000
Accrued expenses and other liabilities                                  567                 -                  567
Dividends payable                                                     1,159                 -                1,159
                                                                -----------      ------------          -----------
Total liabilities                                                    62,107             7,000               69,107
                                                               ------------      ------------          -----------

Commitments and contingencies                                             -                 -                    -

Stockholders' equity:
   Redeemable convertible preferred stock                            10,802                 -               10,802
   Common stock                                                       2,989                 -                2,989
   Paid-in capital                                                   31,425                 -               31,425
   Accumulated other comprehensive income                                78                 -                   78
   Accumulated undistributed net income                               4,630                 -                4,630
                                                               ------------      ------------          -----------
Total stockholders' equity                                           49,924                 -               49,924
                                                               ------------      ------------          -----------
                                                                 $  112,031       $     7,000          $   119,031
                                                               ============      ============          ===========





                                See accompanying notes.



                          One Liberty Properties, Inc.

               Pro Forma Consolidated Income Statement (Unaudited)

                      For the Year Ended December 31, 1999

                  (Dollars in thousands, except per share data)
                                                                                                           The
                                                   The Company     Purchase of                           Company
                                                   Historical       Properties        Pro Forma         Pro Forma
                                                       (A)             (B)           Adjustments       as Adjusted
                                                   ----------      -----------       -----------       -----------

Revenues:
    Rental income                                 $     8,831      $       747       $         -       $     9,578
    Interest and other income                           1,349                -                 -             1,349
                                                  -----------      -----------       -----------       -----------
                                                       10,180              747                 -            10,927
                                                  -----------      -----------       -----------       -----------

Expenses:
    Depreciation and amortization                       1,645                -               136(C)          1,781
    Interest - mortgages payable                        2,543                -                 -             2,543
    Interest - line of credit                               -                -               560(D)            560
    Leasehold rent                                        289                -                 -               289
    General and administrative                            933                -                 -               933
                                                  -----------      -----------       -----------       -----------
                                                        5,410                -               696             6,106
                                                  -----------      -----------       -----------       -----------
Income before gain on sale and
    minority interest                                   4,770              747              (696)            4,821
                                                  -----------      -----------       -----------       -----------

Gain on sale of real estate                                62                -                 -                62
Gain on sale of available-for-sale
    securities                                             64                -                 -                64
                                                  ------------     -----------       -----------       -----------
                                                          126                -                 -               126
                                                  ------------     -----------       -----------       ------------

Income before minority interest                         4,896              747              (696)            4,947
Minority interest                                         (17)               -                 -               (17)
                                                  -----------      -----------       -----------       -----------
Net income                                        $     4,879      $       747       $      (696)       $    4,930
                                                  ============     ===========       ===========       ===========

Calculation of net income applicable
 to common stockholders:
       Net income                                 $     4,879      $       747       $      (696)       $    4,930
       Less dividends and accretion
         on preferred stock                             1,247                -                 -             1,247
                                                  -----------      -----------       -----------        ----------
       Net income applicable to
         common stockholders                     $      3,632     $        747       $      (696)       $    3,683
                                                 ============     ============       ============       ==========

Net income per common share
    Basic (E)                                    $       1.23                                           $      1.24
                                                 ============                                           ===========
    Diluted (E)                                  $       1.23                                           $      1.24
                                                 ============                                           ===========

                              See accompanying notes.




                          One Liberty Properties, Inc.

               Pro Forma Consolidated Income Statement (Unaudited)

                     For the Six Months Ended June 30, 2000

                  (Dollars in thousands, except per share data)
                                                                                                           The
                                                  The Company      Purchase of                           Company
                                                  Historical       Properties        Pro Forma          Pro Forma
                                                     (A)               (B)          Adjustments        as Adjusted
                                                  ----------       ----------       -----------        -----------

Revenues:
    Rental income                                 $     5,704      $       378       $         -        $     6,082
    Interest and other income                             150                -                 -                150
                                                  -----------      -----------       -----------        -----------
                                                        5,854              378                 -              6,232
                                                  -----------      -----------       -----------        -----------

Expenses:
    Depreciation and amortization                       1,068                -                71(C)           1,139
    Interest - mortgages payable                        1,910                -                 -              1,910
    Interest - line of credit                              52                -               315(D)             367
    Leasehold rent                                        144                -                 -                144
    General and administrative                            571                -                 -                571
                                                  -----------      -----------       -----------        -----------
                                                        3,745                -               386              4,131
                                                  -----------      -----------       -----------        -----------

Income before gain on sale                              2,109              378              (386)             2,101
                                                  -----------      -----------       ------------       -----------

Gain on sale of real estate                               199                -                 -                199
(Loss) on sale of available-for-sale
    securities                                            (12)               -                 -                (12)
                                                  -----------     ------------       -----------        -----------
                                                          187                -                 -                187
                                                  -----------     ------------       -----------        -----------
Net income                                        $     2,296     $        378       $      (386)       $     2,288
                                                  ===========     ============       ===========        ===========

Calculation of net income
    applicable to common
    stockholders:
       Net income                                 $     2,296     $        378       $      (386)       $     2,288
       Less dividends on preferred stock                  524                -                -                 524
                                                  -----------     ------------       -----------        -----------
       Net income applicable to
         common stockholders                      $     1,772     $        378       $      (386)       $     1,764
                                                  ===========     ============       ============       ===========

Net income per common share
    Basic (E)                                     $       .59                                           $       .59
                                                  ===========                                           ===========
    Diluted (E)                                   $       .59                                           $       .59
                                                  ===========                                           ===========





                             See accompanying notes.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                                   (Unaudited)

1. Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2000

(A) To reflect the consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of June 30, 2000, as reported on Form 10-Q.

(B)   To  reflect  the  August  23,  2000  purchase   price  for  the  Company's
      acquisition of the properties located in Grand Rapids, Michigan (the "Properties"), as of June 30, 2000, for approximately $7.1 million.

(C) To reflect the funds borrowed under the Company's line of credit and cash used to purchase the Properties.


2. Notes to Pro Forma Consolidated Income Statement for the
   Year Ended December 31, 1999

(A) To reflect the consolidated income statement of the Company for the year ended December 31, 1999, as reported on the Company's Form 10-K.

(B) To reflect the historical operations of the Properties for the year ended December 31, 1999.

(C) To reflect straight line depreciation for the Properties based on an estimated useful life of 40 years.

(D) To reflect the interest expense for borrowings under the revolving credit facility used to fund substantially all of the purchase price ($7 million at 8%).

(E) Basic net income per common share is calculated based on approximately 2,960,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 2,963,000 weighted average common shares and common share equivalents outstanding.

                          One Liberty Properties, Inc.
              Notes to Pro Forma Consolidated Financial Statements
                             (Unaudited) - Continued



3. Notes to Pro Forma Consolidated Income Statement for the Six Months Ended June 30, 2000

(A) To reflect the consolidated income statement of the Company for the six months ended June 30, 2000, as reported on the Company's Form 10-Q.

(B) To reflect the historical operations of the Properties for the six months ended June 30, 2000.

(C) To reflect straight line depreciation for the Properties based on an estimated useful life of 40 years.

(D) To reflect the interest expense for borrowings under the revolving credit facility used to fund substantially all of the purchase price ($7 million at 9%).

(E) Basic net income per common share is calculated based on approximately 2,984,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 2,985,000 weighted average common shares and common share equivalents outstanding.